UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KURA ONCOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of  Stockholders to be held at 8:30 a.m. Pacific Time on June 24, 2020, for Kura Oncology, Inc.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We  encourage you to access and review all of the important information contained in the proxy materials before voting. To view the  proxy statement and annual report, go to www.proxydocs.com/KURA. To submit your proxy while visiting this site, you will need  the 12 digit control number in the box below.  Under United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2020 Annual Meeting and need YOUR  participation.  If you want to receive a paper or e-mail copy of the  proxy materials, you must request one. There is  no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before June 14, 2020.  For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/KURA   Proxy Materials Available to View or Receive:  1. Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:   *E-MAIL  paper@investorelections.com  INTERNET  www.investorelections.com/KURA  TELEPHONE  (866) 648-8133  * If requesting material by e-mail, please send  a blank e-mail with the 12 digit control number  (located below) in the subject line. No other  requests, instructions or other inquiries should be  included with your e-mail requesting material.   You must use the 12 digit control number  located in the shaded gray box below.  ACCOUNT NO.  SHARES  Company Notice of Annual Meeting  Date: Wednesday, June 24, 2020  Time: 8:30 A.M. (Pacific Time)  Place: TO ATTEND the Annual Meeting of Kura Oncology, Inc., please visit  www.proxydocs.com/KURA for virtual meeting registration details. The  control number located in the shaded gray box will be required to register.   The purpose of the Annual Meeting is to take action on the following proposals:  The Board of Directors recommends that you vote “FOR” all the nominees for director listed below, “FOR” Proposals 2 and 3,  and for “1 YEAR” in Proposal 4.  1. Election of three Class III Directors   Nominees 01 Steven H. Stein, M.D.   02 Mary T. Szela   03 Diane Parks  2. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending  December 31, 2020.  3. Approval, on an advisory basis, of the compensation of our Named Executive Officers (“Say-On-Pay”) during the year ended December 31, 2019.  4. Indication, on an advisory basis, of the preferred frequency of holding future Say-On-Pay votes on the compensation of our Named Executive  Officers.  5. To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.